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                                                                   EXHIBIT 10.27


                             SUBSCRIPTION AGREEMENT

Dear Subscriber:

        You (the "Subscriber") hereby agree to purchase, and RnetHealth, Inc., a Colorado corporation (the "Company") hereby agrees to issue and to sell to the Subscriber, the number of shares of the Company's $.01 par value common stock (the "Company Shares") as set forth on the signature page hereof. (The Company Shares are sometimes referred to herein as the "Shares" or "Common Stock"). Upon acceptance of this Agreement by the Subscriber, the Company shall issue and deliver to the Subscriber the Company Shares against payment, by federal funds (U.S.) wire transfer of the Purchase Price. Wire instructions for the Company are attached hereto as Schedule A.

        The following terms and conditions shall apply to this subscription.

        1. Subscriber's Representations and Warranties. The Subscriber hereby represents and warrants to and agrees with the Company that:

                (a) Information on Company. The Subscriber has been furnished with and has read the Company's Registration Statement on Form SB-2, as amended (File No. 333-39934) and subsequent Forms 10-QSB and 8-K, and Schedule 14A, each as filed with the U.S. Securities and Exchange Commission (the "Commission") (collectively, with exhibits thereto, hereinafter referred to as the "Reports"). In addition, the Subscriber has received from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested, and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities (such information in writing is collectively, the "Other Written Information").

                (b) Information on Subscriber. The Subscriber is an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the Securities Act of 1933, as amended, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities being purchased by the Subscriber. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

                (c) Purchase of Securities. On the Closing Date, the Subscriber will purchase the Company Shares for its own account and not with a view to any distribution thereof.

                (d) Compliance with Securities Act. The Subscriber understands and agrees that the Securities have not been registered under the Securities Act of 1933, as amended (the "1933 Act") by reason of their issuance in a transaction that does not require registration under the 1933



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Act, and that such Securities must be held unless a subsequent disposition is registered under the 1933 Act or is exempt from such registration.

                (e) Company Shares Legend. The Company Shares and Finder's Shares shall bear the following legend:

        "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO RNETHEALTH, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

                (f) Communication of Offer. The offer to sell the Securities was directly communicated to the Subscriber. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

                (g) Correctness of Representations. The Subscriber represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Subscriber otherwise notifies the Company prior to the Closing Date (as hereinafter defined), shall be true and correct as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date.

        2. Company Representations and Warranties. The Company represents and warrants to and agrees with the Subscriber that:

                (a) Due Incorporation. The Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the respective jurisdictions of their incorporation and have the requisite corporate power to own their properties and to carry on their business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or prospects or condition (financial or otherwise) of the Company.

                (b) Outstanding Stock. All issued and outstanding shares of capital stock of the Company and each of its subsidiaries has been duly authorized and validly issued and are fully paid and non-assessable.

                (c) Authority; Enforceability. This Agreement and all agreements related hereto and referred to herein have been duly authorized, executed and delivered by the Company and is a valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general



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applicability relating to or affecting creditors' rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into this Agreement and to perform its obligations hereunder and all other agreement entered into by the Company relating hereto and contemplated hereby.

                (d) Additional Issuances. There are no outstanding agreements or preemptive or similar rights affecting the Company's common stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of common stock or equity of the Company or other equity interest in any of the subsidiaries of the Company, except as described in the Reports or Other Written Information.

                (e) Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its affiliates, the NASD, NASDAQ or the Company's Shareholders is required for execution of this Agreement, and all other agreements entered into by the Company relating thereto, including, without limitation the issuance and sale of the Securities, and the performance of the Company's obligations hereunder and pursuant to any agreement referred to herein or relating hereto.

                (f) No Violation or Conflict. Neither the issuance and sale of the Securities nor the performance of the Company's obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will: (i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles of incorporation, charter or bylaws of the Company, or any of its affiliates or subsidiaries, (B) any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company, or any of its affiliates of any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates or over the properties or assets of the Company, or any of its affiliates or subsidiaries, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company, or any of its affiliates or subsidiaries is a party, by which the Company, or any of its affiliates or subsidiaries is bound, or to which any of the properties of the Company, or any of its affiliates or subsidiaries is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its affiliates or subsidiaries is a party; or (ii) result in the creation of imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company, any of its affiliates or subsidiaries.

                (g) The Securities. The Securities upon issuance: (i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and State laws; (ii) have been, or will be, duly and validly authorized and on the date of issuance, on the Closing Date; (iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities or creditors of the Company; (iv) will not subject the holders thereof to personal liability by reason of being such holders; and



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                (h) Reporting Company. The Company is publicly-held company whose common stock is (and has been for the past 90 days) registered pursuant to
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act") and is duly listed for trading on the NASD OTC Bulletin Board. Pursuant to the provisions of the 1934 Act, the Company has timely filed all reports and other materials required to be filed thereunder with the Securities and Exchange Commission during the preceding twelve months, and, is eligible to file a Form S-3 or Form SB-2 to register the Securities.

                (i) No Market Manipulation. The Company has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the common stock of the Company to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

                (j) Information Concerning Company. The Reports and Other Written Information contain all material information relating to the Company and its operations and financial condition as of their respective dates and include all information required to be disclosed therein. Since the date of the financial statements included in the Reports, and except as modified in the Other Written Information, there has been no material adverse change in the Company's business, financial condition or affairs not disclosed in the Reports. The Reports and Other Written Information do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                (k) Stop Transfer. The Securities are restricted securities as of the date of this Agreement. The Company will not issue any stop transfer order or other order impeding the sale and delivery of the Securities at such time as the Securities are registered for public sale or an exemption from registration is available.

                (l) Defaults. Neither the Company nor any of its subsidiaries is in violation of its Articles of Incorporation or Bylaws. Neither the Company nor any of its subsidiaries is (i) in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a material adverse effect on the Company, (ii) in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to its knowledge in violation of any statute, rule or regulation of any governmental authority material to its business.

                (m) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions. Nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings.



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                (n) No General Solicitation. Neither the Company, nor any of its
affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with the offer or sale of the Securities.

                (o) Listing. The Company's common stock is listed for trading on NASD OTC Bulletin Board. The Company has not received any notice that its common stock will be delisted from the OTC Bulletin Board or that the common stock does not meet all requirements for the continuation of such listing.

                (p) Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects and, unless the Company otherwise notifies the Subscriber prior to the Closing Date. The foregoing representations and warranties and all representations, warranties and undertakings of the Company set forth in this Subscription Agreement shall survive the Closing Date.

        3. Regulation D Offering. This Offering is being made pursuant to the exemption from the registration provisions of the Securities Act of 1933, as amended, afforded by Rule 506 of Regulation D promulgated thereunder.

        4. Reissuance of Securities. The Company agrees to reissue certificates representing the Securities without the legends set forth in Section 1(e) above at such time as (a) the holder thereof is permitted to dispose of such Securities pursuant to Rule 144(k) under the Act. The Company agrees to cooperate with the Subscriber in connection with all resales pursuant to Rule 144(d) and Rule 144(k) and provide legal opinions necessary to allow such resales provided the Company and its counsel receive reasonably requested certifications from the Subscriber and selling broker, if any.

        5. Redemption. The Company may not redeem any of the Securities without the consent of the holder of the Securities, except as otherwise described in this Subscription Agreement.

        6. Finder's Fee. The Company shall pay to Clifford Myatt ( "Finder"), a fee (the "Finder's Fee"). The Company will issue and deliver to Finder as a Finder's Fee, Fifty-five Thousand (55,000) Shares of RnetHealth, Inc. Common Stock ("Finder's Shares"). All the representations, covenants, warranties, indemnifications and undertakings, made or granted to or for the benefit of the Subscriber are hereby also made and granted to the Finder in respect of the Finder's Shares.

        7. Covenants of the Company and Subscriber Regarding Indemnification.

                (a) The Company agrees to indemnify, hold harmless, reimburse and defend Subscriber against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon Subscriber which results, arises out of or is based upon (i) any misrepresentation by Company or breach of any warranty by Company in this



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Agreement, or Reports or other Written Information; or (ii) any breach or default in performance by Company of any covenant or undertaking to be performed by Company hereunder, or any other agreement entered into by the Company and Subscribers relating hereto.

                (b) Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company at all times against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company which results, arises out of or is based upon (a) any misrepresentation by Subscriber in this Agreement; or (b) any breach or default in performance by Subscriber of any covenant or undertaking to be performed by Subscriber hereunder, or any other agreement entered into by the Company and Subscriber relating hereto.

        8. Miscellaneous.

                (a) Notices. All notices or other communications given or made hereunder shall be in writing and shall be personally delivered or deemed delivered the first business day after being telecopied (provided that a copy is delivered by first class mail) to the party to receive the same at its address set forth below or to such other address as either party shall hereafter give to the other by notice duly made under this Section: (i) if to the Company, to RnetHealth, Inc., 506 Santa Monica Blvd., Suite 400, Santa Monica, CA 90401, telecopier number: (310) 393-5749, and (ii) if to the Subscriber, to the name, address and telecopy number set forth on the signature page hereto.

                (b) Closing. The closing date shall be the date that subscriber funds representing the net amount due the Company from the Purchase Price are transmitted by wire transfer to the Company (the "Closing Date").

                (c) Entire Agreement; Assignment. This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party.

                (d) Execution. This Agreement may be executed by facsimile transmission, and in counterparts, each of which will be deemed an original.

                (e) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to principles of conflicts of laws. Any action brought by either party against the other, concerning the transactions contemplated by this Agreement shall be brought only in the state courts of California or in the federal courts located in the state of California. Both parties and the individuals executing this Agreement and other agreements on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such



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statute or rule of law. Any such provision, which may prove invalid or unenforceable under any law, shall not affect the validity or enforceability of any other provision of any agreement.

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.


                                                RNETHEALTH, INC.

                                                By: /s/ WENDY BOROW JOHNSON
                                                   ----------------------------
                                                Wendy Borow Johnson

                                                Dated: August 25, 2000


Purchase Price: $517,000

Issue Price (per share): $0.47

Common Shares Purchase (aggregate): 1,100,000


ACCEPTED: Dated as of August 30, 2000

FIRST BANCORP.
1519 Ponce de Leon Avenue
PH Floor - Investments
Santurce, Puerto Rico 00908
Tel: (787) 724-5965
Fax: (787) 729-8819


By: /s/ LUIS M. CABRERA
   ------------------------------

Print Name: /s/ LUIS M. CABRERA
          -----------------------
LUIS M. CABRERA
S.V.P - TREASURER

Its:
    ------------------------------



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